EXHIBIT 10.5(a)
AMENDED AND RESTATED PROMISSORY NOTE
(“Note”)
$2,051,969
Mentor, Ohio
January 3, 2009
     FOR VALUE RECEIVED, the undersigned LIGHTNING PIPELINE COMPANY, INC., an Ohio corporation (hereinafter the “Maker”) promises to pay to the order of RICHARD M. OSBORNE, TRUSTEE, his successors and assigns (hereinafter the “Holder”), the principal sum of Two Million Fifty-One Thousand Nine Hundred Sixty-Nine Dollars ($2,051,969), together with interest accruing at the rate of six percent (6%) per annum. Maker shall pay the Holder interest on this Note on a monthly basis, which interest shall be due on or before the first day of each month, or at Maker’s option, Maker can accrue said interest and all such accrued amounts shall be paid on or before the Maturity Date (as defined below). All unpaid interest and principal shall be paid in full by Maker to Holder no later than January 3, 2012 (the “Maturity Date”) provided, however, that the Maker may prepay in whole or in part, without premium or penalty the outstanding indebtedness evidenced by this Note, provided each such prepayment shall be applied to the payments in the inverse order of maturity.
     The occurrence of any one of the following shall constitute an event of default hereunder:
1.	The failure to pay the principal amount and all accrued interest on the Note in full on or before the Maturity Date.
2.	The undersigned shall suffer or permit any act providing grounds for the entry of an Order for relief under any chapter of the Bankruptcy Code;
     The Maker waives demand, presentment for payment, protest, notice of protest and of non-payment, and any and all lack of diligence or delays in collection or enforcement of this Note.
     The undersigned agrees to pay to the Holder hereof all costs of collection of the indebtedness evidenced hereby, including without in any way intending to limit the generality of the foregoing, reasonable attorney fees incurred in connection with such collection proceedings.
     The Maker further authorizes any attorney at law to appear in any court of record in Cuyahoga and/or Lake County, Ohio or in any other county where the Maker may reside or do business, after the indebtedness evidenced hereby becomes due by acceleration or otherwise, and waive the issuing and service of process, and confess a personal judgment against the Maker in favor of the Holder hereof for the amount then appearing due, together with the costs of suit and thereupon to release all errors and waive all rights of appeal, and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment.

     This Note is to be construed and enforced according to and governed by the laws of the State of Ohio.
     If any provision of this Note, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof made, assumed or entered into, or taken pursuant hereto or in connection herewith shall be adjudged illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity or any application thereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act, or action, or part shall be deemed to be effective, operative, made entered into, or taken in the manner and to the full extent permitted by law.
     Notwithstanding anything to the contrary elsewhere herein contained, the current holder of this Note, Richard M. Osborne, Trustee, shall have the sole, personal, exclusive, and non-assignable right to accelerate the due date for payment in full of the indebtedness evidenced herein to a date specified by Richard M. Osborne, Trustee in a written notice of his election to do so, which date shall not be earlier than thirty (30) days of the date of such written notice.
     This Note amends, restates and replaced the previous Promissory Note between Maker and Holder dated December 1, 2008 in the original principal amount of $4,141,932.18
     WARNING BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHTTO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARD- LESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
Witnessed by:

LIGHTNING PIPELINE COMPANY, INC.

/s/ Thomas J. Smith	By:	/s/ Richard M. Osborne

Name: Thomas J. Smith		Name: Richard M. Osborne
Title: Chief Executive Officer